UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 02608)

Exact name of registrant as specified in charter: Putnam Money Market Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2008

Date of reporting period: October 1, 2007— September 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Money Market Fund

FUND SYMBOL (CLASS A SHARES): PDDXX

9|30|08

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek superior investment results over time.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Money Market
Fund

9 | 30 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	9
Expenses	10
Your fund’s management	11
Terms and definitions	12
Trustee approval of management contract	13
Other information for shareholders	16
Financial statements	17
Federal tax information	32
About the Trustees	33
Officers	36

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The financial markets have been experiencing the kind of upheaval not seen in decades. Investor confidence has been shaken by losses across a range of sectors and by the collapse of several financial industry companies. Coordinated responses by a full array of economic and financial authorities both in the United States and overseas should restore stability in due course, but investors should not expect a reduction in volatility in the near term. The likelihood of a U.S. recession, in particular, now makes the situation more challenging. History has shown that markets are extremely resilient over the long term, and we expect that, in time, they will recover from this crisis.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry. All three companies are well capitalized with strong cash flows.

We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee.

Mr. Reynolds brings to Putnam Investments substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Mr. Reynolds as we continue our efforts to position Putnam Investments to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the fund
Seeking accessibility and current income with relatively low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of their overall investment strategy. Putnam Money Market Fund can play a valuable role in many investors’ portfolios because it seeks to provide stability of principal and liquidity to meet short-term needs. In addition, the fund aims to provide investors with current income at short-term rates.

By investing in high-quality short-term money market instruments, the fund’s risk of losing principal is very low. Putnam Money Market Fund generally invests in securities that are rated by at least one nationally recognized rating service in its highest or second-highest categories.

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. As illustrated below, money market fund yields typically rise and fall along with short-term interest rates. Money market funds may not track rates exactly, however, as securities in these funds mature and are replaced with newer instruments earning the most current interest rates.

Whether you want to earmark money for planned near-term expenses or future investment opportunities, or just stow away cash for an unforeseen “rainy day,” Putnam Money Market Fund can be an attractive choice.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Types of money
market securities

Money market securities are issued by governments, government agencies, financial institutions, and established non-financial companies. Typically, such instruments have a remaining maturity of 13 months or less. Securities your fund invests in include:

Commercial paper Short-term unsecured loans issued by large corporations, typically for financing accounts receivable and inventories

Bank certificates of deposit Direct obligations of the issuing commercial bank or savings and loan association

Repurchase agreements (repos) Contracts in which one party sells a security to another party and agrees to buy it back later at a specified price; acts in economic terms as a secured loan

Government securities Direct short-term obligations of governments or government agencies; for example, U.S. Treasury bills.

2	3

Performance and portfolio snapshots

Average annual total return (%) comparison as of 9/30/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. See pages 5 and 9–10 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. To obtain the most recent month-end performance, visit www.putnam.com.

“In past economic cycles, defaults would
have been limited, but the repackaging,
securitization, and wide-scale distribution
of subprime mortgage debt by investment
banks enabled the mortgage crisis to take
on global proportions.”

Joanne Driscoll, Portfolio Leader, Putnam Money Market Fund

Allocations are represented as a percentage of portfolio value. These may be different from allocations shown elsewhere in the report due to what percentages are based upon at each representation. Holdings and allocations may vary over time.

* Excludes asset-backed securities.

Portfolio composition as of 9/30/08

Joanne, we find ourselves in extraordinary times as we meet today to discuss Putnam Money Market Fund’s 2008 fiscal year. How did the fund perform?

The fund performed relatively well, posting a gain of 3.35% for the 12-month period and outperforming the 2.78% average return of its Lipper category. By maintaining our rigorous standards and selecting only the highest-quality money market investments, we were able to minimize the impact of the market volatility and maintain the fund’s $1.00 net asset value [NAV]. As an additional safeguard, the Board of Trustees of the Putnam Funds authorized our fund along with the other Putnam retail money market funds to take part in the U.S. Treasury Temporary Guarantee Program for Money Market Funds. The program essentially provides a guarantee to shareholders of the fund that will guarantee the $1.00 NAV if the fund’s value should fall below $0.995.

What, in your view, contributed to the sharp decline in the financial markets, particularly in the final months of the fiscal year?

First, let’s note that, toward the close of the fiscal year, Treasury Secretary Henry Paulson and Federal Reserve Chairman Ben Bernanke announced a rescue plan to ease the credit crunch. The plan allows the federal government to buy mortgages from financial companies to free up their capital in the hope that they will continue lending.

As the housing market struggled during the fiscal year, losses spread to the traditional mortgage market. Small and large investors alike experienced great losses on securities backed by subprime mortgage and mortgage-backed securities. Ultimately, the decline in the value of these securities contributed to the demise of several financial institutions, including Bear Stearns & Co., which was purchased by JPMorgan Chase & Co. in March, and Fannie Mae and Freddie Mac, which were taken over in September by the federal government to prevent their failure.

In past economic cycles, defaults would have been limited, but the repackaging, securitization, and wide-scale distribution of subprime mortgage debt by

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/08. See the previous page and pages 9–10 for additional fund performance information. Index descriptions can be found on page 12.

investment banks enabled the mortgage crisis to take on global proportions. As losses rose, lenders became less willing to loan to businesses and consumers, creating a credit crunch that intensified the economic downturn and fueled fears of a deep recession. With no liquidity or cash available, companies found it difficult to meet their daily expenses.

In addition, the strength of the nation’s banking system came into question as several lenders began to fail as a result of their exposure to subprime debt and the lack of liquidity in the financial markets. It also became apparent that the financial crisis was taking on global proportions as foreign banks came under pressure. The loss of investor confidence affected relatively healthy financial institutions such as Morgan Stanley and Goldman Sachs, both of which reported profits even as the markets were struggling.

How did money market mutual funds, historically considered safe havens, come to be under such pressure?

As losses on Wall Street soared, the lack of liquidity in the short-term markets made it difficult for commercial banks and investment firms to conduct business. The resulting credit crunch created additional pressure for companies already struggling from wide exposure to securities backed by subprime loans. This was especially problematic for money market funds for two reasons. First, when Lehman Brothers failed, securities of this venerable investment bank lost value overnight. Putnam’s money market funds did not own any short-term debt issued by Lehman Brothers at the time of the bankruptcy announcement. However, several competitors did.

Second, as I mentioned, the commercial paper market is a substantial source of short-term funding for corporations. By investing in commercial paper, money market funds play a critical role in providing the cash that businesses need to expand capacity to meet the demands of a growing company. In turn, money market funds earn a higher interest rate on commercial paper than is available from U.S. Treasury bills but are still considered relatively safe. However, given evidence that the U.S. economy is likely in a recession, money managers are less apt to buy commercial paper from companies that might struggle in a slower growth environment. This situation is contributing to the credit crunch that has locked up financial markets.

On September 19, 2008, the Federal Reserve established the Asset-Backed Commercial Paper [ABCP] Money Market Mutual Fund Liquidity Facility [AMLF] to help restore liquidity to the ABCP markets and help money market funds meet same-day demand for redemptions. The program gives eligible money market mutual funds the flexibility to tender, at amortized cost, ABCP

Performance comparisons As of 9/30/08

Current yield†

Regular savings account	0.20%

Average taxable money market fund compound 7-day yield	1.63

Average 3-month certificate of deposit	3.59

Putnam Money Market Fund* (7-day yield)

Class A	2.41

Class B	1.92

Class C	1.92

Class M	2.27

Class R	1.92

Class T	2.17

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on regular savings and on bank certificates of deposits (CDs) is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return and are generally insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

* During the period, this fund may have limited expenses, without which yields would have been lower.

† Sources: Bank of America (regular savings account), iMoneyNet (average taxable money market fund compound 7-day yield), and Federal Reserve Board of Governors (average 3-month CDs).

with any maturity date up to 270 days. The program runs through January 30, 2009, unless extended by the Federal Reserve.

Can you describe some holdings that favorably influenced performance?

We continue to find attractive opportunities in the ABCP market. The ABCP issuers that we consider appropriate investments must be backed by diversified high-quality financial assets, must maintain ample third-party structural support, and must have strong management and sponsorship.

Ranger Funding Co., LLC, a financial entity sponsored by Bank of America, exemplifies the type of ABCP structure that we view as a safe and attractive investment. This issuer is backed by a diversified pool of high-quality assets, and its credit enhancement includes a commitment from Bank of America to back a portion of the company’s assets and help offset the risk carried by the underlying assets. Bank of America also provides impressive liquidity support, by making funds available to back 100% of Ranger’s ABCP issuance if maturing ABCP cannot be repaid by reissuing in the market. The fund sold its holdings in Ranger by period end.

Given the extreme volatility that characterized the markets throughout the reporting period, we kept the portfolio’s “weighted average days to maturity” [WAM] shorter than otherwise would be the case. This meant finding value among the shorter end of our investment universe, including securities issued by both U.S. and foreign issuers. The portfolio’s WAM was 45 days at the beginning of the fiscal year on September 30, 2007, and 37 days on September 30, 2008. Given the sharp decline in short-term interest rates during the fiscal year, the fund’s 7-day yield dropped from 5.12% at the beginning of the fiscal year to 2.41% on September 30, 2008.

What is your outlook?

Following the close of the fiscal year, investors remained concerned about the strength of the banking system and its spillover effect on the U.S. economy. Deepening fears about the lack of liquidity in the credit markets and a U.S. recession have widened into broader concerns about the global economy and the fate of financial institutions abroad. As of this interview, there was a concerted effort by central banks and U.S. Treasury and its global counterparts to lower short-term interest rates in hopes of reassuring markets and encouraging lending.

The dislocations in the financial system and the broader economy are disconcerting. However, like past slumps, we believe markets and economies will recover in due course. Never in Putnam’s history has a Putnam money market fund had its NAV drop below $1.00. Rest assured, in these trying times, we will continue to

Portfolio composition comparison

This chart shows how the fund’s top 5 weightings have changed over the past six months. Weightings are shown as a percentage of net assets. These may be different from allocations shown elsewhere in the report due to what percentages are based upon at each representation. Holdings will vary over time.

* Excludes asset-backed securities.

manage very conservatively, stressing safety of principal over yield with a focus on return of capital — not return on capital.

Joanne, thank you for your time and insights.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

I N  T H E  N E W S

Deteriorating market conditions and investor fears about the stability of money market funds prompted the U.S. Treasury Department to create the Temporary Guarantee Program for Money Market Funds. Designed to stop the run on healthy, solvent money market funds, this federal program provides coverage to shareholders for amounts held in participating money market funds at the close of business on September 19, 2008. Coverage will be triggered if a participating fund’s NAV falls below $0.995. On September 30, 2008 the Board of Trustees of the Putnam Funds authorized the Putnam Funds’ participation in the Guarantee Program. Putnam Money Market Fund has maintained its $1.00 share price and continues to represent safe, high-quality investments. Putnam believes that participation in the program is the right thing to do in order to provide peace of mind for our shareholders.

Putnam Money Market Fund is participating in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds through December 18, 2008.The Program covers the amount a shareholder held in each fund as of the close of business on September 19, 2008, or the amount a shareholder is holding if and when a guarantee event occurs, whichever amount is less. It does not cover any increase in the number of shares held after September 19, 2008. If a shareholder redeemed all shares in the account during the period, future investments will not be guaranteed.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/08

	Class A	Class B		Class C		Class M	Class R	Class T
(inception dates)	(10/1/76)	(4/27/92)		(2/1/99)		(12/8/94)	(1/21/03)	(12/31/01)
	NAV	NAV	CDSC	NAV	CDSC	NAV	NAV	NAV

Annual average (life of fund)	6.13%	5.60%	5.60%	5.60%	5.60%	5.97%	5.59%	5.86%

10 years	39.40	32.61	32.61	32.73	32.73	37.35	32.85	36.02
Annual average	3.38	2.86	2.86	2.87	2.87	3.22	2.88	3.12

5 years	16.62	13.74	11.74	13.75	13.75	15.75	13.84	15.17
Annual average	3.12	2.61	2.24	2.61	2.61	2.97	2.63	2.87

3 years	13.24	11.55	8.55	11.56	11.56	12.73	11.55	12.39
Annual average	4.23	3.71	2.77	3.71	3.71	4.08	3.71	3.97

1 year	3.35	2.83	–2.17	2.83	1.83	3.19	2.83	3.08

Current yield (end of period)*	NAV	NAV	CDSC	NAV	CDSC	NAV	NAV	NAV

Current 7-day yield	2.41%	1.92%	—	1.92%	—	2.27%	1.92%	2.17%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carries an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, R and T shares generally have no CDSC. Performance for class B, C, M, R, and T shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable CDSC and higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Comparative Lipper returns For periods ended 9/30/08

Lipper Money Market Funds
category average*

Annual average (life of fund)	6.20%

10 years	34.22
Annual average	2.98

5 years	14.15
Annual average	2.68

3 years	11.61
Annual average	3.73

1 year	2.78

Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/08, there were 336, 309, 293, 196, and 16 funds, respectively, in this Lipper category.

Fund distribution information For the 12-month period ended 9/30/08

Distributions	Class A	Class B	Class C	Class M	Class R	Class T

Number	12	12	12	12	12	12

Income	$0.032507	$0.027606	$0.027606	$0.031007	$0.027606	$0.030002

Return of capital[1]	$0.000400	$0.000300	$0.000300	$0.000400	$0.000300	$0.000400

Total	$0.032907	$0.027906	$0.027906	$0.031407	$0.027906	$0.030402

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 See page 32.

Fund’s annual operating expenses For the fiscal year ended 9/30/07

	Class A	Class B	Class C	Class M	Class R	Class T

Total annual fund operating expenses	0.54%	1.04%	1.04%	0.69%	1.04%	0.79%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Money Market Fund from April 1, 2008, to September 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*	$2.77	$5.27	$5.27	$3.52	$5.27	$4.02

Ending value (after expenses)	$1,011.80	$1,009.20	$1,009.20	$1,011.00	$1,009.20	$1,010.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2008, use the following calculation method. To find the value of your investment on April 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*	$2.78	$5.30	$5.30	$3.54	$5.30	$4.04

Ending value (after expenses)	$1,022.25	$1,019.75	$1,019.75	$1,021.50	$1,019.75	$1,021.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class T

Your fund’s annualized expense ratio*	0.55%	1.05%	1.05%	0.70%	1.05%	0.80%

Average annualized expense ratio for Lipper peer group†	0.56%	1.06%	1.06%	0.71%	1.06%	0.81%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/08.

Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader and Jonathan Topper is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income Money Market Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Joanne Driscoll is also a Portfolio Leader of Putnam Tax Exempt Money Market Fund.

Jonathan Topper is also a Portfolio Member of Putnam Tax Exempt Money Market Fund.

Joanne Driscoll and Jonathan Topper may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund’s class M shares into another fund may involve a sales charge, however.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class T shares are not subject to an initial sales charge or CDSC (except on certain redemptions of shares bought without an initial sales charge); however, they are subject to a 12b-1 fee.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lipper Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in management fees and in the 48th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitabil-ity of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ managementcontracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Money Market Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	12th

Three-year period	12th

Five-year period	13th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 330, 309 and 288 funds, respectively, in your fund’s Lipper peer group.* Past perform ance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Money Market Funds category for the one-year, five-year, and ten-year periods ended September 30, 2008, were 12%, 12%, and 13%, respectively. Over the one-year, five-year, and ten-year periods ended September 30, 2008, your fund ranked 38th out of 336, 33rd out of 293 and 25th out of 196 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Put-nam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Fri-day, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Money Market Fund (the “fund”) at September 30, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2008 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 10, 2008

The fund’s portfolio 9/30/08

CORPORATE BONDS AND NOTES (28.8%)*	Yield (%)	Maturity date	Principal amount	Value

Allstate Life Global Funding II sr. notes FRN Ser. MTN M	3.454	3/20/13	$32,000,000	$32,000,000

American Honda Finance Corp. 144A FRN Ser. MTN	2.961	8/26/09	17,690,000	17,690,000

American Honda Finance Corp. 144A FRN Ser. MTN	2.863	8/11/09	11,000,000	10,992,567

American Honda Finance Corp. 144A FRN Ser. MTN1	2.918	4/14/09	22,000,000	22,000,000

Australia & New Zealand Banking Group, Ltd. 144A FRN (Australia)	3.021	7/2/09	22,000,000	22,000,000

Bank of America NA sr. unsec. notes FRN Ser. BKNT	2.996	7/30/09	20,000,000	20,000,000

Bank of America NA sr. unsec. notes FRN Ser. BKNT M	2.988	4/3/14	41,000,000	41,000,000

Bank of Ireland government guaranty sr. unsec. notes FRN
Ser. MTN (Ireland)	3.073	12/19/08	24,000,000	23,986,599

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes FRN
Ser. XMTN	2.498	11/7/08	20,000,000	20,000,000

Bank of Nova Scotia 144A FRN (Canada) M	3.041	4/9/13	24,000,000	24,000,000

Bank of Scotland PLC 144A bank guaranty sr. unsec. notes FRN Ser. MTN*
(United Kingdom)	2.487	10/9/08	25,000,000	25,000,000

BP Capital Markets PLC company guaranty unsec. notes FRN
(United Kingdom) M	2.918	12/10/12	17,000,000	17,000,000

Commonwealth Bank of Australia 144A FRN Ser. MTN (Australia)	3.051	8/3/09	22,000,000	22,000,000

Commonwealth Bank of Australia 144A sr. unsub. unsec. notes
FRN (Australia) M	2.988	1/3/13	10,000,000	10,000,000

General Electric Capital Corp. sr. unsec. notes FRN Ser. A	2.941	2/2/09	20,000,000	20,008,700

HSBC USA, Inc. sr. unsec. notes FRN Ser. *	2.498	10/15/08	36,000,000	36,000,000

IBM International Group Capital, LLC 144A company guaranty sr. notes FRN
(International Business Machines Corp. (Letter of credit (LOC))) M	3.031	6/26/14	23,065,000	23,065,000

ING Bank NV 144A FRN (Netherlands) M	3.726	3/26/14	20,000,000	20,000,000

ING Bank NV 144A FRN (Netherlands)	3.169	6/15/09	22,700,000	22,700,000

ING USA Global Funding Trust FRN Ser. MTN M	3.513	6/19/13	21,940,000	21,940,000

Lloyds TSB Group PLC 144A sr. unsec. unsub. bonds FRB Ser. EXTC
(United Kingdom) M	3.102	8/7/13	25,000,000	25,000,000

MetLife Global Funding I 144A sr. notes FRN	3.163	4/13/09	21,500,000	21,500,000

MetLife Global Funding I 144A sr. unsub. notes FRN M	3.041	1/9/13	35,000,000	35,000,000

Monumental Global Funding III 144A FRN	2.868	1/15/09	17,000,000	17,000,000

Monumental Global Funding III 144A sr. unsec. notes FRN	3.204	8/17/09	17,000,000	17,000,000

National Australia Bank, Ltd. 144A FRN (Australia) M	3.025	2/6/14	18,000,000	18,000,000

Nordea Bank AB 144A dep. notes FRN (Sweden)	2.509	10/10/08	20,000,000	20,000,000

Nordea Bank AB 144A FRN (Sweden)	3.149	9/24/09	23,765,000	23,765,000

Pacific Life Global Funding 144A sr. unsec. notes FRN M	3.053	2/9/13	18,000,000	18,000,000

Pricoa Global Funding I 144A FRN M	3.074	2/13/13	29,000,000	29,000,000

Pricoa Global Funding I 144A FRN Ser. MTN	3.581	9/25/09	15,000,000	15,000,000

Procter & Gamble Co. sr. unsec. notes FRN Ser. MTN	2.844	9/9/09	10,000,000	10,000,000

Royal Bank of Canada 144A sr. unsec. notes FRN (Canada) M	2.888	5/15/14	30,000,000	30,000,000

Royal Bank of Scotland PLC (The) 144A bank guaranty sr. unsec. unsub. notes
FRN (United Kingdom) M	3.219	9/15/14	18,000,000	18,000,000

Societe Generale 144A FRN Ser. BKNT (France) M	3.285	9/4/13	27,000,000	27,000,000

Societe Generale unsec. notes FRN Ser. MTN (France)	2.486	10/1/08	15,000,000	15,000,000

Svenska Handelsbanken AB 144A FRN (Sweden) M	3.001	11/6/09	18,000,000	18,000,000

Svenska Handelsbanken AB 144A sr. unsec. notes FRN (Sweden) M	3.150	5/23/14	25,000,000	25,000,000

Toyota Motor Credit Corp. FRN Ser. MTN	3.040	6/19/09	17,170,000	17,170,000

Toyota Motor Credit Corp. sr. unsec. notes FRN Ser. B	2.210	3/18/09	30,000,000	30,000,000

Toyota Motor Credit Corp. sr. unsec. notes FRN Ser. B	2.000	6/26/09	20,000,000	20,000,000

Wachovia Bank NA sr. unsec. notes FRN Ser. BKNT M	3.191	11/4/09	31,000,000	31,000,000

Wells Fargo & Co. sr. unsec. notes FRN Ser. G	3.380	9/23/09	10,500,000	10,507,266

Wells Fargo Bank NA FRN Ser. BKNT	3.859	5/28/09	21,940,000	21,940,000

Westpac Banking Corp./NY dep. notes FRN Ser. DPNT	3.089	8/14/09	20,000,000	20,000,000

Total corporate bonds and notes (cost $984,265,132)				$984,265,132

ASSET-BACKED COMMERCIAL PAPER (26.9%)*	Yield (%)	Maturity date	Principal amount	Value

Alpine Securitization	4.603	10/1/08	$67,000,000	$67,000,000

Alpine Securitization	4.101	11/14/08	36,000,000	35,820,480

Atlantic Asset Securitization Corp.	2.766	11/12/08	15,000,000	14,951,875

Citibank Credit Card Issuance Trust Dakota Notes	2.883	10/31/08	14,000,000	13,966,633

Citibank Credit Card Issuance Trust Dakota Notes	2.796	11/24/08	16,000,000	15,933,280

Enterprise Funding Co., LLC	4.153	10/3/08	42,000,000	41,990,317

Enterprise Funding Co., LLC	2.771	11/19/08	22,276,000	22,192,620

Enterprise Funding Co., LLC	2.734	10/2/08	13,000,000	12,999,018

Gemini Securitization Corp., LLC	6.000	10/1/08	66,000,000	65,989,000

Gemini Securitization Corp., LLC	2.820	10/6/08	23,000,000	22,991,056

Gotham Funding Corp.	2.820	11/18/08	17,500,000	17,434,667

Govco, Inc.	2.989	12/23/08	19,000,000	18,870,774

Govco, Inc.	2.770	11/21/08	17,000,000	16,933,771

Matchpoint Master Trust	2.576	10/14/08	36,000,000	35,966,590

MetLife Short-term Funding, LLC	2.985	11/28/08	18,500,000	18,412,372

Old Line Funding Corp.	6.000	10/1/08	46,000,000	46,000,000

Old Line Funding Corp.	4.157	10/14/08	45,000,000	44,932,562

Old Line Funding Corp.	2.809	11/3/08	32,414,000	32,331,101

Sheffield Receivables	6.000	10/1/08	67,000,000	67,000,000

Sheffield Receivables	2.790	10/9/08	20,700,000	20,687,258

Starbird Funding Corp.	3.076	10/31/08	25,300,000	25,235,696

Starbird Funding Corp.	2.833	11/5/08	45,000,000	44,876,625

Three Pillars Funding Corp.	2.820	11/20/08	14,000,000	13,945,556

Three Pillars Funding Corp.	2.536	10/8/08	18,000,000	17,991,145

Thunder Bay Funding, Inc.	4.541	12/11/08	45,000,000	44,595,000

Thunder Bay Funding, Inc.	4.157	10/14/08	8,443,000	8,430,347

Thunder Bay Funding, Inc.	2.801	10/15/08	40,000,000	39,956,600

Windmill Funding Corp.	3.057	1/29/09	17,800,000	17,620,813

Windmill Funding Corp.	2.742	10/16/08	16,000,000	15,981,800

Yorktown Capital, LLC	4.272	11/13/08	28,000,000	27,857,861

Yorktown Capital, LLC	4.154	10/7/08	30,000,000	29,979,250

Total asset-backed commercial paper (cost $918,874,067)				$918,874,067

COMMERCIAL PAPER (18.6%)*	Yield (%)	Maturity date	Principal amount	Value

Australia & New Zealand Banking Group, Ltd. 144A (Australia)	3.214	10/2/09	$15,000,000	$15,000,000

Citigroup Funding, Inc.	3.273	2/18/09	17,000,000	16,787,122

Citigroup Funding, Inc.	2.963	12/12/08	17,000,000	16,900,040

Citigroup Funding, Inc.	2.962	10/16/08	20,000,000	19,975,500

Danske Bank A/S (Denmark)	2.751	10/23/08	25,000,000	24,958,292

Danske Corp. 144A FRN	5.051	12/15/08	17,000,000	17,000,000

DnB NOR Bank ASA (Norway)	3.021	12/29/08	50,000,000	49,634,111

DnB NOR Bank ASA (Norway)	3.001	10/27/08	22,000,000	21,953,048

DnB NOR Bank ASA (Norway)	2.716	11/21/08	12,000,000	11,954,100

Foreningssparbanken AB/New York	3.023	12/5/08	15,000,000	14,918,750

Greenwich Capital Holdings	3.150	3/13/09	18,000,000	17,747,350

Greenwich Capital Holdings	3.072	12/22/08	25,000,000	24,828,597

Greenwich Capital Holdings	3.066	10/17/08	19,000,000	18,974,498

ICICI Bank, Ltd. (Bank of America Corp. (LOC)) (India)	6.000	10/1/08	39,416,000	39,409,431

ICICI Bank, Ltd. (Fortis Bank SA/NV (LOC)) (India)	3.085	12/18/08	25,000,000	24,834,792

ICICI Bank, Ltd. (Fortis Bank SA/NV (LOC)) (India)	2.921	11/18/08	10,000,000	9,961,333

ING America Insurance Holdings	2.768	10/30/08	27,365,000	27,304,379

International Lease Finance Corp.	2.991	10/7/08	22,000,000	21,989,073

Natexis Banques Populaires US Finance Co., LLC	2.554	10/3/08	5,500,000	5,499,221

Prudential Financial, Inc.	3.036	10/28/08	47,500,000	47,392,412

Prudential Financial, Inc.	3.019	10/24/08	44,000,000	43,915,667

Royal Bank of Scotland Group PLC (United Kingdom)	3.171	2/26/09	6,000,000	5,923,040

Royal Bank of Scotland Group PLC (United Kingdom)	2.913	10/20/08	26,200,000	26,160,314

COMMERCIAL PAPER (18.6%)* cont.	Yield (%)	Maturity date	Principal amount	Value

SanPaolo IMI US Financial Co.	3.110	3/5/09	$15,000,000	$14,802,246

SanPaolo IMI US Financial Co.	3.100	3/10/09	14,800,000	14,599,180

SanPaolo IMI US Financial Co.	2.587	10/1/08	18,700,000	18,700,000

Swedbank AB (Sweden)	2.992	12/4/08	17,800,000	17,706,016

Westpac Banking Corp./NY	2.798	10/8/08	25,000,000	24,986,583

Westpac Securities NZ, Ltd. 144A (United Kingdom)	3.306	1/28/09	24,000,000	23,976,900

Total commercial paper (cost $637,791,995)				$637,791,995

CERTIFICATES OF DEPOSIT (17.7%)*	Yield (%)	Maturity date	Principal amount	Value

Abbey National Treasury Services PLC/Stamford, CT FRN	2.728	2/13/09	$22,000,000	$22,000,000

Banco Santander SA (Spain)	3.060	10/22/08	22,000,000	22,000,126

Barclays Bank PLC/NY	3.000	12/2/08	20,000,000	20,000,170

Barclays Bank PLC/NY FRN	3.588	2/23/09	21,200,000	21,200,000

Barclays Bank PLC/NY FRN	2.997	3/17/09	18,000,000	18,000,000

Barclays Bank PLC/NY FRN	2.788	2/17/09	17,000,000	17,000,000

Calyon New York	2.800	11/17/08	22,000,000	22,000,000

Commonwealth Bank of Australia (Australia)	2.800	11/7/08	25,000,000	25,000,255

Credit Suisse/New York, NY FRN	3.719	3/27/09	22,090,000	22,021,217

Deutsche Bank AG/New York, NY FRN	3.414	7/21/09	35,000,000	35,000,000

Dexia Credit Local/New York, NY	2.850	11/20/08	15,000,000	15,000,000

DnB NOR Bank ASA/New York	2.930	1/30/09	17,500,000	17,500,000

Fortis Bank SA/NV (Belgium)	2.850	11/12/08	20,000,000	20,000,000

Fortis Bank SA/NV/New York, NY	2.880	11/10/08	22,300,000	22,300,000

HSBC Bank USA NA/New York, NY	2.830	12/22/08	16,700,000	16,700,721

Mizuho Corporate Bank NY (Japan)	2.830	11/21/08	29,300,000	29,300,367

Mizuho Corporate Bank NY (Japan)	2.800	10/17/08	22,500,000	22,500,000

National Australia Bank, Ltd. (Australia)	2.760	10/14/08	20,000,000	20,000,039

Societe Generale (France)	3.100	12/22/08	25,000,000	25,000,000

Societe Generale (France)	2.680	10/31/08	18,000,000	18,000,000

Sumitomo Mitsui Banking Corp./New York	2.810	11/7/08	25,000,000	25,000,000

Sumitomo Mitsui Banking Corp./New York	2.750	10/16/08	10,000,000	9,999,996

SunTrust Bank	3.000	12/30/08	23,000,000	23,000,000

Svenska Handelsbanken/New York, NY FRN	3.112	7/13/09	30,000,000	30,000,000

Unicredito Italiano London (United Kingdom)	3.010	12/10/08	20,000,000	20,000,383

Unicredito Italiano/New York, NY	3.260	12/24/08	22,000,000	22,000,505

Unicredito Italiano/New York, NY	3.200	2/27/09	17,000,000	17,000,000

Unicredito Italiano/New York, NY	3.010	10/21/08	13,200,000	13,200,072

Wells Fargo Bank N.A.	2.640	10/29/08	15,000,000	15,000,000

Total certificates of deposit (cost $605,723,851)				$605,723,851

U.S. GOVERNMENT AGENCY OBLIGATIONS (4.8%)*	Yield (%)	Maturity date	Principal amount	Value

Fannie Mae sr. unsec. notes FRN	2.635	7/28/09	$23,000,000	$22,994,627

Fannie Mae unsec. notes FRN	2.749	2/12/10	21,500,000	21,496,496

Federal Home Loan Bank unsec. bonds FRB	2.774	2/19/10	21,300,000	21,292,083

Federal Home Loan Bank unsec. bonds FRB	2.388	3/13/09	25,000,000	25,000,000

Federal Home Loan Bank unsec. bonds FRB Ser. 1	2.624	5/13/09	30,000,000	30,000,000

Federal National Mortgage Association	2.680	12/15/08	21,282,000	21,164,506

Freddie Mac unsec. notes FRN	3.168	9/21/09	23,400,000	23,400,000

Total U.S. government agency obligations (cost $165,347,712)				$165,347,712

SHORT-TERM INVESTMENT FUND (2.0%)*			Shares	Value

Federated Prime Obligations Fund			68,631,124	$68,631,124

Total short-term investment fund (cost $68,631,124)				$68,631,124

MUNICIPAL BONDS AND NOTES (0.8%)*	Yield (%)	Maturity date	Rating**	Principal amount	Value

CO Hsg. & Fin. Auth. VRDN
(Single Fam. Mtge.), Ser. B-2 M	5.500	11/1/33	VMIG1	$11,620,000	$11,620,000
(Single Fam. Mtge.), Ser. B-1 M	5.500	11/1/33	VMIG1	10,385,000	10,385,000

PA Hsg. Fin. Agcy. VRDN (Single Fam. Mtge.), Ser. 99D M	8.500	4/1/38	VMIG1	4,830,000	4,830,000

Total municipal bonds and notes (cost $26,835,000)					$26,835,000

TOTAL INVESTMENTS

Total investments (cost $3,407,468,881)					$3,407,468,881

* Percentages indicated are based on net assets of $3,421,579,846.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at September 30, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at September 30, 2008 and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

M The security’s effective maturity date is less than one year.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Variable Rate Demand Notes (VRDN), Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at September 30, 2008.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at September 30, 2008 (as a percentage of Portfolio Value):
United States	74.2%	Norway	2.4%	Denmark	0.7%

United Kingdom	4.7	India	2.2	Ireland	0.7

Australia	3.9	Canada	1.6	Spain	0.6

Sweden	3.1	Japan	1.5	Belgium	0.6

France	2.5	Netherlands	1.3	Total	100.0%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/08

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$3,407,468,881

Cash	219,170

Interest and other receivables	7,714,613

Receivable for shares of the fund sold	22,770,713

Receivable for securities sold	28,897,585

Total assets	3,467,070,962

LIABILITIES

Distributions payable to shareholders	123,069

Payable for shares of the fund repurchased	41,359,620

Payable for compensation of Manager (Notes 2 and 5)	2,638,335

Payable for investor servicing fees (Note 2)	619,902

Payable for custodian fees (Note 2)	15,059

Payable for Trustee compensation and expenses (Note 2)	317,934

Payable for administrative services (Note 2)	4,937

Payable for distribution fees (Note 2)	80,357

Other accrued expenses	331,903

Total liabilities	45,491,116

Net assets	$3,421,579,846

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,422,567,545

Distributions in excess of net investment income (Note 1)	(123,066)

Accumulated net realized loss on investments (Note 1)	(864,633)

Total — Representing net assets applicable
to capital shares outstanding	$3,421,579,846

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($3,212,674,068 divided by 3,215,006,054 shares)	$1.00

Net asset value and offering price per class B share
($99,244,035 divided by 99,316,011 shares)*	$1.00

Net asset value and offering price per class C share
($30,609,444 divided by 30,631,717 shares)*	$1.00

Net asset value, offering price and redemption price per class M share
($53,451,536 divided by 53,489,447 shares)	$1.00

Net asset value, offering price and redemption price per class R share
($5,564,023 divided by 5,567,809 shares)	$1.00

Net asset value, offering price and redemption price per class T share
($20,036,740 divided by 20,051,287 shares)	$1.00

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/08

INVESTMENT INCOME

Interest (including interest income of $3,606,974
from investments in affiliated issuers) (Note 5)	$136,712,874

EXPENSES

Compensation of Manager (Note 2)	10,783,059

Investor servicing fees (Note 2)	7,972,332

Custodian fees (Note 2)	54,373

Trustee compensation and expenses (Note 2)	116,887

Administrative services (Note 2)	73,544

Distribution fees — Class B (Note 2)	545,555

Distribution fees — Class C (Note 2)	126,776

Distribution fees — Class M (Note 2)	76,074

Distribution fees — Class R (Note 2)	28,767

Distribution fees — Class T (Note 2)	46,054

Other	943,223

Non-recurring costs (Notes 2 and 6)	6,021

Costs assumed by Manager (Notes 2 and 6)	(6,021)

Fees waived and reimbursed by Manager (Note 5)	(86,935)

Total expenses	20,679,709

Expense reduction (Note 2)	(454,994)

Net expenses	20,224,715

Net investment income	116,488,159

Net realized loss on investments (Notes 1 and 3)	(825,000)

Net loss on investments	(825,000)

Net increase in net assets resulting from operations	$115,663,159

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	9/30/08	9/30/07

Operations:

Net investment income	$116,488,159	$160,783,396

Net realized loss on investments	(825,000)	(39,633)

Net increase in net assets
resulting from operations	115,663,159	160,743,763

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(109,674,423)	(147,009,453)

Class B	(3,061,032)	(6,156,419)

Class C	(666,994)	(720,950)

Class M	(1,537,990)	(1,922,833)

Class R	(145,023)	(5,406,047)

Class T	(532,170)	(642,813)

From return of capital

Class A	(1,340,606)	—

Class B	(37,417)	—

Class C	(8,153)	—

Class M	(18,800)	—

Class R	(1,773)	—

Class T	(6,505)	—

Increase (decrease) from capital share
transactions (Note 4)	(170,335,412)	328,148,464

Total increase (decrease) in net assets	(171,703,139)	327,033,712

NET ASSETS

Beginning of year	3,593,282,985	3,266,249,273

End of year (including distributions
in excess of net investment income
of $123,066 and $993,593, respectively)	$3,421,579,846	$3,593,282,985

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net realized	Total from					Total return	Net assets,	Ratio of expenses	Ratio of net investment
	Net asset value,	Net investment	gain (loss) on	investment	From net	From return		Net asset value,	at net asset	end of period	to average net assets	income (loss) to average
Period ended	beginning of period	income (loss) [a]	investments	operations	investment income	of capital	Total distributions	end of period	value (%) [b]	(in thousands)	(%) [a,c]	net assets (%) [a]

Class A
September 30, 2008	$1.00	.0327	(.0002)	.0325	(.0325)	(.0004)	(.0329)	$1.00	3.35	$3,212,674.56		3.28
September 30, 2007	1.00	.0486 [d]	— [e]	.0486	(.0489)	—	(.0489)	1.00	5.01	3,394,996.54		4.84 [d]
September 30, 2006	1.00	.0425 [f]	—	.0425	(.0425)	—	(.0425)	1.00	4.34	2,870,990	.50 [f]	4.26 [f]
September 30, 2005	1.00	.0226	—	.0226	(.0226)	—	(.0226)	1.00	2.29	3,087,756.53		2.21
September 30, 2004	1.00	.0068	—	.0068	(.0068)	—	(.0068)	1.00	.68	3,537,907.53		.70

Class B
September 30, 2008	$1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	$1.00	2.83	$99,244	1.06	2.83
September 30, 2007	1.00	.0436 [d]	— [e]	.0436	(.0439)	—	(.0439)	1.00	4.49	117,474	1.04	4.34 [d]
September 30, 2006	1.00	.0375 [f]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	174,158	1.00 [f]	3.70 [f]
September 30, 2005	1.00	.0176	—	.0176	(.0176)	—	(.0176)	1.00	1.78	290,268	1.03	1.63
September 30, 2004	1.00	.0018	—	.0018	(.0018)	—	(.0018)	1.00	.18	520,456	1.03	.19

Class C
September 30, 2008	$1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	$1.00	2.83	$30,609	1.06	2.66
September 30, 2007	1.00	.0436 [d]	— [e]	.0436	(.0439)	—	(.0439)	1.00	4.49	19,456	1.04	4.34 [d]
September 30, 2006	1.00	.0375 [f]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	15,723	1.00 [f]	3.71 [f]
September 30, 2005	1.00	.0176	—	.0176	(.0176)	—	(.0176)	1.00	1.78	33,259	1.03	1.64
September 30, 2004	1.00	.0018	—	.0018	(.0018)	—	(.0018)	1.00	.18	40,935	1.03	.21

Class M
September 30, 2008	$1.00	.0312	(.0002)	.0310	(.0310)	(.0004)	(.0314)	$1.00	3.19	$53,452.71		3.07
September 30, 2007	1.00	.0471 [d]	— [e]	.0471	(.0474)	—	(.0474)	1.00	4.86	42,641.69		4.69 [d]
September 30, 2006	1.00	.0410 [f]	—	.0410	(.0410)	—	(.0410)	1.00	4.19	41,887	.65 [f]	4.11 [f]
September 30, 2005	1.00	.0211	—	.0211	(.0211)	—	(.0211)	1.00	2.13	44,682.68		2.05
September 30, 2004	1.00	.0053	—	.0053	(.0053)	—	(.0053)	1.00	.53	54,390.68		.55

Class R
September 30, 2008	$1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	$1.00	2.83	$5,564	1.06	2.54
September 30, 2007	1.00	.0436 [d]	— [e]	.0436	(.0439)	—	(.0439)	1.00	4.49	3,974	1.04	4.32 [d]
September 30, 2006	1.00	.0375 [f]	—	.0375	(.0375)	—	(.0375)	1.00	3.82	153,985	1.00 [f]	4.22 [f]
September 30, 2005	1.00	.0176	—	.0176	(.0176)	—	(.0176)	1.00	1.78	1,687	1.03	1.99
September 30, 2004	1.00	.0027	—	.0027	(.0027)	—	(.0027)	1.00	.27	131	1.03	.30

Class T
September 30, 2008	$1.00	.0302	(.0002)	.0300	(.0300)	(.0004)	(.0304)	$1.00	3.08	$20,037.81		2.93
September 30, 2007	1.00	.0461 [d]	— [e]	.0461	(.0464)	—	(.0464)	1.00	4.75	14,743.79		4.59 [d]
September 30, 2006	1.00	.0400 [f]	—	.0400	(.0400)	—	(.0400)	1.00	4.08	9,507	.75 [f]	3.77 [f]
September 30, 2005	1.00	.0201	—	.0201	(.0201)	—	(.0201)	1.00	2.03	180,132.78		2.02
September 30, 2004	1.00	.0043	—	.0043	(.0043)	—	(.0043)	1.00	.43	124,394.78		.46

a Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

September 30, 2008	<0.01%

September 30, 2007	<0.01

September 30, 2006	<0.01

September 30, 2005	<0.01

September 30, 2004	<0.01

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects a non-recurring reallocation of balance credits which amounted to $0.0003 per share and 0.03% of average net assets.

e Amount represents less than $0.0001 per share.

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.04% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 9/30/08

Note 1: Significant accounting policies

Putnam Money Market Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide as high a rate of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital and maintenance of liquidity by investing in a diversified portfolio of high-quality short-term debt obligations. The fund may invest up to 100% of its assets in money market instruments from the banking, the personal credit and the business credit industries.

The fund offers class A, class B, class C, class M, class R and class T shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R and class T shares also are generally not subject to a contingent deferred sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans and other Putnam funds. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares are offered to qualified employee-benefit plans. The expenses for class A, class B, class C, class M, class R and class T shares may differ based on each class’ distribution fee, which is identified in Note 2.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2008, the fund had a capital loss carryover of $39,633 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on September 30, 2016.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2009 $825,000 of losses recognized during the period November 1, 2007 to September 30, 2008.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. For the year ended September 30, 2008, this included temporary and/or permanent differences of return of capital. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2008, the fund required no such reclassifications.

The tax basis components of distributable earnings as of September 30, 2008 were as follows:

Capital loss carryforward	$(39,633)
Post-October loss	(825,000)

The aggregate identified cost on a financial reporting and tax basis is the same.

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.50% of the first $100 million of average net assets, 0.40% of the next $100 million, 0.35% of the next $300 million, 0.325% of the next $500 million, 0.30% of the next $500 million, 0.275% of the next $2.5 billion, 0.25% of the next $2.5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended September 30, 2008, Putnam Management did not waive any of its management fee from the fund.

For the year ended September 30, 2008, Putnam Management has assumed $6,021 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2008, the fund incurred $7,994,256 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended September 30, 2008, the fund’s expenses were reduced by $454,994 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,119, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class B, class C, class M, class R and class T shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.75%, 1.00%, 1.00%, 1.00% and 0.35% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50%, 0.15%, 0.50% and 0.25% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively.

For the year ended September 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $324,534 and $11,567 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% for class A and class T shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the year ended September 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A, class M or class T shares acquired through an exchange from another fund.

Note 3: Purchases and sales of securities

During the year ended September 30, 2008, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $16,049,556,275 and $16,323,484,228, respectively.

Note 4: Capital shares

At September 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/08		Year ended 9/30/07

Class A	Shares	Amount	Shares	Amount

Shares sold	2,327,374,564	$2,327,374,564	2,375,555,569	$2,375,555,569

Shares issued in	109,714,816	109,714,816	144,337,582	144,337,582
connection with
reinvestment of
distributions

	2,437,089,380	2,437,089,380	2,519,893,151	2,519,893,151

Shares	(2,618,131,430)	(2,618,131,430)	(1,994,839,737)	(1,994,839,737)
repurchased

Net increase	(181,042,050)	$(181,042,050)	525,053,414	$525,053,414
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class B	Shares	Amount	Shares	Amount

Shares sold	123,241,576	$123,241,576	104,271,165	$104,271,165

Shares issued in	2,948,931	2,948,931	5,714,134	5,714,134
connection with
reinvestment of
distributions

	126,190,507	126,190,507	109,985,299	109,985,299

Shares	(144,384,094)	(144,384,094)	(166,626,034)	(166,626,034)
repurchased

Net decrease	(18,193,587)	$(18,193,587)	(56,640,735)	$(56,640,735)

	Year ended 9/30/08		Year ended 9/30/07

Class C	Shares	Amount	Shares	Amount

Shares sold	45,847,094	$45,847,094	28,720,995	$28,720,995

Shares issued in	632,762	632,762	654,277	654,277
connection with
reinvestment of
distributions

	46,479,856	46,479,856	29,375,272	29,375,272

Shares	(35,310,142)	(35,310,142)	(25,635,328)	(25,635,328)
repurchased

Net increase	11,169,714	$11,169,714	3,739,944	$3,739,944

	Year ended 9/30/08		Year ended 9/30/07

Class M	Shares	Amount	Shares	Amount

Shares sold	67,237,536	$67,237,536	48,969,725	$48,969,725

Shares issued in	1,566,354	1,566,354	1,882,252	1,882,252
connection with
reinvestment of
distributions

	68,803,890	68,803,890	50,851,977	50,851,977

Shares	(57,968,491)	(57,968,491)	(50,085,407)	(50,085,407)
repurchased

Net increase	10,835,399	$10,835,399	766,570	$766,570

	Year ended 9/30/08		Year ended 9/30/07

Class R	Shares	Amount	Shares	Amount

Shares sold	8,104,422	$8,104,422	51,648,617	$51,648,617

Shares issued in	145,766	145,766	5,508,166	5,508,166
connection with
reinvestment of
distributions

	8,250,188	8,250,188	57,156,783	57,156,783

Shares	(6,661,610)	(6,661,610)	(207,165,716)	(207,165,716)
repurchased

Net increase	1,588,578	$1,588,578	(150,008,933)	$(150,008,933)
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class T	Shares	Amount	Shares	Amount

Shares sold	15,422,421	$15,422,421	15,160,800	$15,160,800

Shares issued in	548,491	548,491	618,159	618,159
connection with
reinvestment of
distributions

	15,970,912	15,970,912	15,778,959	15,778,959

Shares	(10,664,378)	(10,664,378)	(10,540,755)	(10,540,755)
repurchased

Net increase	5,306,534	$5,306,534	5,238,204	$5,238,204

Note 5: Investment in Putnam Prime Money Market Fund

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2008, management fees paid were reduced by $86,935 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $3,606,974 for the year ended September 30, 2008. During the year ended September 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $1,492,599,339 and $1,610,301,339, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaf-filiated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the fund’s financial statement disclosures.

Note 8: Money Market Fund Guarantee Program

On September 30, 2008, the Board of Trustees of the fund approved the participation by the fund in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds through December 18, 2008 (the “Program”). Under the Program, if the fund’s market value per share drops below $0.995 on any day while the Program is in effect, shareholders of record on that date who also held shares in the fund on September 19, 2008 may be eligible to receive a payment from the U.S. Department of Treasury upon liquidation of the fund. The Program requires the fund to pay the U.S. Department of Treasury a fee equal to an annual rate of 0.01% based on the number of shares outstanding as of September 19, 2008. This expense will be borne by the fund without regard to any expense limitation currently in effect for the fund.

Note 9: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The fund’s investments in the financial sector , as reflected in the fund’s schedule of investments, exposes investors to the negative (or positive) performance resulting from these events.

Federal tax information (unaudited)

For the year ended September 30, 2008, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

About the Trustees

Jameson A. Baxter
Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis
Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta
Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker
Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*
Born 1948, Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a

Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill
Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman First Reserve Corporation, the leading pri vate equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China The firm’s investments on behalf of some of the nation’s largest pension and endow ment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Manage ment and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow
Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan
Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Ken-tucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler
Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson
Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III
Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*
Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B.Worley
Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk, Assistant
Marketing Services	Executive Officer, Associate Treasurer	Treasurer and Proxy Manager
Putnam Retail Management	and Compliance Liaison
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Robert L. Reynolds
Richard B. Worley	Mark C. Trenchard
Vice President and BSA Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN039 253436 11/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2008	$148,400	$--	$2,864	$1,065*

September 30, 2007	$119,165	$352	$3,274	$1,123*

* Includes fees of $1,065 and $823 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended September 30, 2008 and September 30, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2008 and September 30, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $82,168 and $ 107,956 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2008	$ -	$ 15,000	$ -	$ -

September 30, 2007	$ -	$ 26,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Money Market Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 26, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 26, 2008